Weiss Alternative Multi-Strategy Fund

Class A	(not available for purchase)
Investor Class	WEIZX
Class I	(not available for purchase)
Class K	WEISX
A series of Series Portfolios Trust
March 4, 2024

Supplement to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”), each dated February 28, 2024

The Board of Trustees (the “Board”) of Series Portfolios Trust (the “Trust”) has approved a plan of liquidation (the “Plan of Liquidation”) for the Weiss Alternative Multi-Strategy Fund (the “Fund”), a series of the Trust. Weiss Multi-Strategy Advisers LLC (the “Adviser”), the investment adviser to the Fund, informed the Board that it has determined to wind down its operations and recommended that the Board approve the Plan of Liquidation. After careful consideration of a number of factors, including the Adviser’s recommendation, the Board determined that it is in the best interests of the Fund and its shareholders to liquidate the Fund. Pursuant to the terms of the Plan of Liquidation, the Fund is expected to be liquidated on or around March 29, 2024 (the “Liquidation” or “Liquidation Date”). Shareholder approval of the Plan of Liquidation is not required.
In anticipation of the Liquidation, effective as of the close of trading on the New York Stock Exchange on March 4, 2024, the Fund will be closed to new investments. Shareholders may continue to redeem shares of the Fund as described in the Fund’s Prospectus. In addition, in anticipation of the Liquidation, the Adviser has transitioned substantially all of the Fund’s portfolio holdings to cash and cash equivalents and the Fund has ceased investing its assets in a manner designed to achieve its investment objective. The Fund will bear all transaction costs incurred in connection with the liquidation of the Fund’s assets. The Adviser will bear all other expenses incurred in carrying out the Plan of Liquidation.

Under the terms of the Plan of Liquidation, the Fund will liquidate its assets at the close of business on or about the Liquidation Date, at which time the Fund’s shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares after all charges, taxes, expenses and liabilities of the Fund have been paid or provided for.
Shareholders may voluntarily redeem their shares before the Liquidation Date. Accounts not redeemed by the Liquidation Date, will automatically be redeemed as of the close of business on the Liquidation Date and net cash proceeds, less any required tax withholding, as described below, will be sent to the address of record.

The sale of portfolio holdings results in the Fund realizing gains or losses, and the proceeds payable to shareholders will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed. The Fund may also make a distribution of undistributed net income and/or capital gains prior to the Liquidation Date. You should consult with your tax advisor for further information.

Please contact the Fund at 1-866-530-2690 or send an email request to investorrelations@gweiss.com if you have any questions.

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Please retain this supplement for your reference.